                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 1, 2001



                               PJ AMERICA, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                       0-21587               61-1308435
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                           Identification Number)


                              2300 Resource Drive
                           Birmingham, Alabama 35242
                   (Address of principal executive offices)


                                (205) 981-2800
             (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

Item 5.  Other Events

On April 24, 2001, PJ America, Inc., a Delaware Corporation (the "Company") announced first quarter 2001 results.

The Company also gave an outlook for the second quarter of 2001. The Company announced expected total sales of $28 to $29 million, comparable restaurant sales of 0% to 2%, and earnings per share of $0.18 to $0.22.




Exhibit No.       Description of Exhibit
-----------       ----------------------
   99             PJ America, Inc. Press Release dated April 24, 2001 announcing
                  First Quarter 2001 results.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PJ AMERICA, INC.




Date: May 1, 2001                  By    /s/ D. Ross Davison
                                     ---------------------------------
                                            D. Ross Davison
                          Vice President Administration, Chief Financial Officer
                                 And Treasurer (Principal Financial Officer)